BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST
BlackRock California Insured Municipal Bond Fund
(the "Fund")

SUPPLEMENT DATED SEPTEMBER 15, 2008
TO THE PROSPECTUS

Effective immediately, the Fund's prospectus is amended as set forth below:

The section entitled "Details About the Fund — How the Fund Invests" is amended by adding the following after the third paragraph on page 10:

The Fund intends to purchase municipal bonds covered by insurance issued by insurance companies or other entities that have an investment-grade claims-paying ability (rated at least BBB) at the time of purchase by at least one independent rating agency. However, if municipal bonds covered by insurance with these ratings is not available, the Fund may purchase municipal bonds covered by insurance issued by insurance companies or other entities with lower ratings or stop purchasing insurance or insured bonds.

The paragraph entitled "Insured Municipal Bonds" beginning on page 13 is deleted in its entirety and replaced with the following:

Insured Municipal Bonds — Insurance guarantees that interest payments on a bond will be made on time and that the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a bond issuer's failure to make interest and principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond's value. Also, the Fund cannot be certain that any insurance company will make the payments it guarantees. The Fund may lose money on its investment if the insurance company does not make these payments. In addition, if the Fund purchases the insurance, it must pay the premiums, which will reduce the Fund's yield. If a bond's insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.